Exhibit 99.1

CALERES, INC.
LETTER OF TRANSMITTAL

Offer For All Outstanding

6.250% Senior Notes Due 2023

in exchange for

6.250% Senior Notes Due 2023
which have been registered under the
Securities Act of 1933, as amended

Pursuant to the Prospectus dated                , 2015

The Exchange Agent for the Exchange Offer is:
Wells Fargo Bank, National Association

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, National Association	Wells Fargo Bank, National Association	Wells Fargo Bank, National Association
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	Northstar East Building - 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or
By Facsimile Transmission:
(612) 667-6282
Attention: Corporate Trust Operations
Telephone:
(800) 344-5128

The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on                , 2015, unless extended (the “Expiration Date”). Tenders may be withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date.

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile to a number other than as listed above, will not constitute a valid delivery.
The instructions contained herein should be read carefully before this Letter of Transmittal is completed.
The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated                , 2015, referred to as the Prospectus, of Caleres, Inc., a New York corporation (“Caleres”), and certain subsidiaries of Caleres, and this Letter of Transmittal, which together constitute Caleres’s offer, referred to as the Exchange Offer, to exchange an aggregate principal amount of up to $200,000,000 of its 6.250% Senior Notes Due 2023 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), referred to as the Exchange Notes, for a like principal amount of its issued and outstanding 6.250% Senior Notes Due 2023, referred to as the Original Notes. The Original Notes are unconditionally guaranteed (the “Original Guarantees”) by BG Retail, LLC and Sidney Rich Associates, Inc. (the “Guarantors”), and the Exchange Notes will be unconditionally guaranteed (the “New Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to exchange the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer for the Original Guarantees of the Original Notes. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the Exchange

Offer include the Guarantors’ offer to exchange the New Guarantees for the Original Guarantees, references to the Exchange Notes include the related New Guarantees and references to the Original Notes include the related Original Guarantees. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.
This Letter of Transmittal is to be completed by a holder of Original Notes either if (a) certificates for such Original Notes are to be forwarded herewith or (b) a tender of Original Notes is to be made by book-entry transfer to the account of Wells Fargo Bank, National Association, the Exchange Agent for the Exchange Offer, at The Depository Trust Company, or DTC, pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer-Procedures for Tendering Original Notes-Book-Entry Transfers” in the Prospectus. Certificates or book-entry confirmation of the transfer of Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message to the Exchange Agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that Caleres may enforce the Letter of Transmittal against such holder. The agent’s message forms a part of a book-entry transfer.
If Original Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive, no later than 5:00 p.m., New York City time, on the Expiration Date, book-entry confirmation of the tender of the Original Notes into the Exchange Agent’s account at DTC, along with a completed Letter of Transmittal or an agent’s message.
By crediting the Original Notes to the Exchange Agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Original Notes, including by the transmission of an agent’s message, the holder of Original Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.
Holders of Original Notes whose certificates for such Original Notes are not immediately available or who are unlikely to be able to deliver all required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete a book-entry transfer on a timely basis may tender their Original Notes according to the guaranteed delivery procedures described in “The Exchange Offer-Procedures for Tendering Original Notes-Guaranteed Delivery” in the Prospectus.
Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.
The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered (If less than all)**

Total Principal Amount:
*Need not be completed if Original Notes are being tendered by book-entry transfer.
**Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in the second column. See Instruction 4. Original Notes tendered hereby must be in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
        HEREWITH.

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
        MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE
        THE FOLLOWING:

Name of Tendering Institution: _____________________________________
DTC Account Number: ___________________________________________
Transaction Code Number: ________________________________________
Date Tendered: _________________________________________________

☐ CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
        IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
       GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE
       THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)_______________________________________________________________

Window Ticket Number (if any)_______________________________________________________________

Date of Execution of Notice of Guaranteed Delivery_______________________________________________

Name of Eligible Institution which Guaranteed Delivery____________________________________________

If Guaranteed Delivery is to be Made by Book-Entry Transfer:

Name of Tendering Institution________________________________________________________________

DTC Account Number______________________________________________________________________

Transaction Code Number___________________________________________________________________

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
       COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
       THERETO.*

Name:_____________________________________________________________________

Address:___________________________________________________________________

      * You are entitled to as many copies as you reasonably believe necessary.
         If you require more than 10 copies, please indicate the total number required in the following space: ___________________.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to Caleres the principal amount of Original Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Caleres all right, title and interest in and to such Original Notes.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as agent of Caleres in connection with the Exchange Offer and as trustee (the “Trustee”) under the indenture governing the Original Notes and the Exchange Notes, with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Original Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Caleres upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (2) present certificates for such Original Notes for transfer and to transfer the Original Notes on the books of Caleres and (3) receive for the account of Caleres all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.
The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby, (2) Caleres will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by Caleres or the Exchange Agent to complete the exchange, sale, assignment and transfer of the Original Notes tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer.
The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Original Notes. The certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Original Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Original Notes will be returned, or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.
The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in “The Exchange Offer-Procedures for Tendering Original Notes” in the Prospectus and in the instructions attached hereto will, upon Caleres’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and Caleres upon the terms and subject to the conditions of the Exchange Offer. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes, or, if no interest has been paid, from the date of original issuance of the Original Notes. If your Original Notes are accepted for exchange, then you will receive interest on the Exchange Notes and not on the Original Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Caleres may not be required to accept for exchange any of the Original Notes tendered hereby.
Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that Caleres has no obligation pursuant to “Special Delivery Instructions” to transfer any Original Notes from a registered holder thereof if Caleres does not accept for exchange any of the principal amount of such Original Notes so tendered.
By tendering Original Notes and executing this Letter of Transmittal, or effecting delivery of an agent’s message in lieu thereof, the undersigned, if not a participating broker-dealer, as defined below, hereby represents and agrees that: (1) the

Exchange Notes acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving the Exchange Notes, whether or not that person is the holder; (2) neither the holder nor any other person receiving the Exchange Notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a “distribution” (within the meaning of the Securities Act) of the Exchange Notes; and (3) neither the holder nor any other person receiving the Exchange Notes is an “affiliate” (within the meaning of the Securities Act) of Caleres or the Guarantors.
The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, or the “SEC,” as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Caleres or the Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.
However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of Caleres or the Guarantors, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretation of the staff of the SEC and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any resale transaction.
If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus) meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such Exchange Notes pursuant to the Exchange Offer. However, by so acknowledging and delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” (within the meaning of the Securities Act). Any such broker-dealer is referred to as a participating broker-dealer.
Caleres has agreed that, to the extent that any participating broker-dealer participates in the Exchange Offer, Caleres shall use all commercially reasonable efforts to maintain the effectiveness of the registration statement of which the Prospectus forms a part, referred to as the exchange offer registration statement, for a period of 180 days following the consummation of the Exchange Offer as the same may be extended as provided in the registration rights agreement, which is referred to herein as the applicable period. Caleres has also agreed that, subject to the provisions of the registration rights agreement relating to the Original Notes, the Prospectus, as amended or supplemented, will be made available to participating broker-dealers for use in connection with offers to resell, resales or retransfers of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer during the applicable period. Caleres will advise each participating broker-dealer (i) when a Prospectus supplement or post-effective amendment has been filed or has become effective, (ii) of any request by the SEC for amendments or supplements to the registration statement of the Prospectus or for additional information relating thereto, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the exchange offer registration statement or of the suspension by any state securities commission of the qualification of the Exchange Notes for offering or sale in any jurisdiction and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the exchange offer registration statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to exchanges in the exchange offer registration statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Any participating broker-dealer, by tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an agent’s message in lieu thereof, agrees that, upon receipt of notice from Caleres of the existence of any fact of the kind described in (iii) and (iv) above, such participating broker-dealer will discontinue disposition of the Exchange Notes pursuant to the exchange offer registration statement until receipt of the amended or supplemented Prospectus or until Caleres has given notice that the use of the Prospectus may be resumed, as the case may be. If Caleres gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which Caleres has given notice that the sale of Exchange Notes may be resumed, as the case may be.
As a result, a participating broker-dealer that intends to use the Prospectus in connection with offers to resell, resales or retransfers of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify Caleres, or cause Caleres to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer-Exchange Agent.”
The undersigned will, upon request, execute and deliver any additional documents deemed by Caleres to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.
All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under “The Exchange Offer-Withdrawal Rights,” this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instructions 2 and 6)

PLEASE SIGN HERE
(Please Complete Substitute Form W-9 on page 14 or a Form W-8; See Instruction 10)

Signature(s) of Holder(s) ___________________________________________________________________
Date: ______________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Original Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s): __________________________________________________________________________________
(Please Print)
Capacity (full title): _________________________________________________________________________
Address: __________________________________________________________________________________
__________________________________________________________________________________________
Area Code and Telephone No.: ________________________________________________________________
Taxpayer Identification Number: _______________________________________________________________

GUARANTEE OF SIGNATURE(S)
(Only If Required - See Instruction 2)
Authorized Signature: ________________________________________________________________________
Name: ____________________________________________________________________________________
(Please Type Or Print)
Title: ______________________________________________________________________________________
Name of Firm: ______________________________________________________________________________
Address: ___________________________________________________________________________________

Area Code and Telephone No.: _________________________________________________________________
Date: _____________________________________________________________________________________

SPECIAL ISSUANCE INSTRUCTIONS
(Signature Guarantee Required-See Instructions 2, 7 and 14)
TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Original Notes whose signature(s) appear(s) above, or if Original Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))
☐ Original Notes to:
☐ Exchange Notes to:

Name
(Please Print)
Address                                                                                                                                            _______
                                                                                                                                                                  _____________

                                                                                                                                                                      (Zip Code)
Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS
(Signature Guarantee Required-See Instructions 2, 7 and 14)
TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Original Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.
Deliver (check appropriate box(es))
☐ Original Notes to:
☐ Exchange Notes to:

Name
(Please Print)
Address

                                                                                                                                                                      (Zip Code)

INSTRUCTIONS
Forming Part Of The Terms And Conditions Of The Exchange Offer

1.    Delivery of Letter of Transmittal and certificates; guaranteed delivery procedures. This Letter of Transmittal is to be completed by a holder of Original Notes to tender such holder’s Original Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer-Procedures for Tendering Original Notes-Book-Entry Transfers” in the Prospectus and an agent’s message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. If the tender of Original Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent’s message may be transmitted to the Exchange Agent in lieu of an executed Letter of Transmittal. Original Notes may be tendered in whole or in part in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.
For purposes of the Exchange Offer, the term “holder” includes any participant in DTC named in a securities position listing as a holder of Original Notes. Only a holder of record may tender Original Notes in the Exchange Offer. Any beneficial owner of Original Notes who wishes to tender some or all of such Original Notes should arrange with DTC, a DTC participant or the record owner of such Original Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.
Holders who wish to tender their Original Notes and (i) whose certificates for the Original Notes are not immediately available or for whom all required documents are unlikely to reach the Exchange Agent on or prior to the Expiration Date or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer-Procedures for Tendering Original Notes-Guaranteed Delivery” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Caleres, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates for the Original Notes, or a book-entry confirmation, together with a properly completed and duly executed Letter of Transmittal or a facsimile hereof, or an agent’s message in lieu thereof, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery for all such tendered Original Notes, all as provided in “The Exchange Offer-Procedures for Tendering Original Notes-Guaranteed Delivery” in the Prospectus.
The Notice of Guaranteed Delivery may be delivered by hand, facsimile, mail or overnight delivery to the Exchange Agent, and must include a guarantee by an eligible institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, “eligible institution” means a firm or other entity which is identified as an “Eligible Guarantor Institution” in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.
The method of delivery of certificates for the Original Notes, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of transmittal or Original Notes should be sent to Caleres. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the Exchange Agent.
Caleres will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal or a facsimile hereof or by causing the transmission of an agent’s message, waives any right to receive any notice of the acceptance of such tender.
2.    Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:
a. this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of

Original Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or
b. such Original Notes are tendered for the account of a firm that is an eligible institution.
In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.
3.    Inadequate Space. If the space provided in the box captioned “Description of Original Notes” is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.
4.    Partial Tenders (Not Applicable To Holders Who Tender By Book-Entry Transfer). If less than all the Original Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Original Notes” on page 3 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Original Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Original Notes as promptly as practicable after the Expiration Date. All Original Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Original Notes will be accepted only in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.
5.    Withdrawal Rights. Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn, including the total principal amount of Original Notes to be withdrawn, and where certificates for Original Notes are transmitted, the name of the registered holder of the Original Notes, if different from that of the person withdrawing such Original Notes. If certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Original Notes tendered for the account of an eligible institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer-Procedures for Tendering Original Notes-Book-Entry Transfers,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Original Notes may not be rescinded; however, Original Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer-Procedures for Tendering Original Notes.”
All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by Caleres, in its sole discretion, which determination of such questions and terms and conditions of the Exchange Offer will be final and binding on all parties. Neither Caleres, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.
Original Notes tendered by book-entry transfer through DTC that are withdrawn or not exchanged for any reason will be credited to an account maintained with DTC. Withdrawn Original Notes will be returned to the holder after withdrawal. The Original Notes will be returned or credited to the account maintained at DTC as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are withdrawn or not exchanged for any reason will be returned to the holder thereof without cost to such holder.
6.    Signatures On Letter Of Transmittal, Assignments And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Original Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles thereof as there are different registrations of certificates.
If this Letter of Transmittal, any certificates or bond powers or any other document required by the Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Caleres, must submit proper evidence satisfactory to Caleres, in its sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s).
Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Caleres or the Trustee may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.
7.    Special Issuance And Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may instruct that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Original Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Original Notes not exchanged were tendered by book-entry transfer, such Original Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.
8.    Irregularities. Caleres will determine, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Original Notes, which determination and interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Caleres reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to Caleres, be unlawful. Caleres also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer-Conditions to the Exchange Offer” or any condition or irregularity in any tender of Original Notes by any holder, whether or not similar conditions or irregularities are waived in the case of other holders. Caleres’s interpretation of the terms and conditions of the Exchange Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. A tender of Original Notes is invalid until all defects and irregularities have been cured or waived. Neither Caleres, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.
9.    Questions, Requests For Assistance And Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and Form W-9 may be obtained from the Exchange Agent at the address and telephone/ facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.
10.    Backup Withholding; Substitute Form W-9; Form W-8. Under U.S. federal income tax law, a Holder may be subject to backup withholding at the rate of 28% on reportable payments received in respect of the Exchange Notes unless such Holder (i) is a C corporation or other “exempt recipient” and, when required, establishes this exemption or (ii) provides the Holder’s correct taxpayer identification number (which, in the case of an individual, generally is his or her social security number), certifies that the Holder is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Holder can satisfy these requirements by completing and submitting the enclosed Substitute Form W-9 to the Exchange Agent. Failure to provide the information on the Substitute Form W-9 may subject the U.S. Holder to a $50 penalty imposed by the IRS and 28% backup withholding on any reportable payment made to such Holder. If a nonexempt U.S. Holder does not have a TIN, such U.S. Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN.
In order to avoid backup withholding on reportable payments, a Non-U.S. Holder must instead complete and submit to the Exchange Agent a Form W-8BEN or W-8BEN-E, Form W-8ECI, or Form W-8IMY, as appropriate, or other applicable form. These forms may be obtained from the IRS at its website: www.irs.gov.
Backup withholding is not an additional tax; any amount so withheld may be credited against the Holder’s U.S. federal income tax liability. If backup withholding results in an overpayment of U.S. federal income taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS.
11.    Waiver Of Conditions. Caleres reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

12.    No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.
None of Caleres, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.
13.    Mutilated, Lost, Destroyed Or Stolen Certificates. If any certificate(s) representing Original Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.
14.    Security Transfer Taxes. Except as provided below, holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, (ii) tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom at the time the holder submits this Letter of Transmittal or effecting an agent’s message in lieu thereof or the amount of such transfer taxes will be billed directly to the tendering holder.
Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.
15.    Incorporation Of Letter Of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in any tender of Original Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Original Notes so tendered.

Substitute Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service		Request for Taxpayer Identification Number and Certification				Give form to the requester. Do NOT send to the IRS.
Print or type See Specific Instructions.						1. Name (as shown on your income tax return)
2. Business Name/disregarded entity name, if different from above.
3. Check appropriate box for federal tax classification (check only one):
Note: For a single-member LLC that is disregarded, do not check LLC, check the appropriate box for the tax classification of the single-member owner.
		☐ Individual/Sole proprietor or single-member LLC ☐ Trust/estate	☐ C Corporation ☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ►______	☐ S Corporation ☐ Other ►___________	☐ Partnership	4. Exemptions (see instructions): Exempt payee code (if any)____ Exemption from FATCA reporting code (if any)________
Address (number, street, and apt. or suite no.)					Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, and write “Applied For” in the space for the TIN.
Social security number

or
Employer identification number

Part II	Certification
Under penalties of perjury, I certify that:
1.The number show on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)  the IRS has notified me that I am no longer subject to backup withholding, and
3.I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt form FATCA reporting is correct.
Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision in this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person►					Date ►

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines For Determining the Proper Identification Number to Give the Payer - Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the Name and Social Security Number	For this type of account:	Give the name and Employer Identification Number
1. Individual	The individual	7. Disregarded entity not owned by an individual	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. A valid trust, estate, or pension trust	Legal entity (4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
4. a. The usual revocable savings trust (grantor is also trustee) b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	10. Association, club, religious, charitable, educational or other tax-exempt organization 11. Partnership or multi-member LLC 12. A broker or registered nominee	The organization The partnership The broker or nominee
5. Sole proprietorship or disregarded entity owned by an individual 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The owner (3) The grantor*
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments.

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))
The public entity The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)
You must show your individual name and you may also enter your business or “doing business as” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service encourages you to use your SSN.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title). Also see Special Rules for partnerships.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the requester (the person requesting your TIN) and, when applicable, to

(1) certify the TIN you are giving is correct (or you are waiting for a number to be issued),
(2) certify you are not subject to backup withholding, or
(3) claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and
(4) Certify that FATCA code(s) entered on this form (if any) indicating that are exempt from the FATCA reporting, is correct.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

▪	An individual who is a U.S. citizen or U.S. resident alien,

▪	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

▪	An estate (other than a foreign estate), or

▪	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Substitute Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Substitute Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. The person who gives Substitute Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

▪	The U.S. owner of a disregarded entity and not the entity,

▪	The U.S. grantor or other owner of a grantor trust and not the trust, and

▪	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8 or Form 8233.

Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester;
2. You do not certify your TIN when required (see the Part II instructions for details);
3. The IRS tells the requester that you furnished an incorrect TIN;
4. The IRS tells the requester that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code and the separate Instructions for the Requester of Form W-9 for more information.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Substitute Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties
Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.
Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requetor may be subject to civil and criminal penalties.

Specific Instructions
Individual. If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole Proprietor or Single-Member LLC. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA) name” on the “Business Name/Disregarded Entity Name” line.

Partnership, LLC that is not a Single-Member LLC, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business Name/Disregarded Entity Name” line.

Disregarded Entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business Name/Disregarded Entity Name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, check the “Limited Liability Company” box and enter “C” for C corporation of “S” for S corporation. If it is a single-member LLC that is disregarded as an entity separate from its owner under Regulations section 301.7701-3 (except for employment and excise tax), do not check the “Limited Liability Company” box; instead check the first box “Individual/sole proprietor or single-member LLC.”

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business Name/Disregarded Entity Name” line.

Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you.

Exempt payee code. Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Note. If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

(1)
An organization exempt from tax under section 501(a), any individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	A corporation.

(6)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(7)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(8) A real estate investment trust.

(9)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(10)	A common trust fund operated by a bank under section 584(a).
(11) A financial institution.

(12)	A middleman known in the investment community as a nominee or custodian.

(13)	A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt payees 1 through 5 (2)
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

(1) See Form 1099-MISC, Miscellaneous Income, and its instructions
(2) However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accountants maintained outside of the United States by certain foreign financial instructions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

(A)	An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37);

(B)	The United States or any of its agencies or instrumentalities;

(C)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

(D)	A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. § 1.1472-1(c)(1)(i);

(E)	A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. § 1.1472-1(c)(1)(i);

(F)
A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state;

(G)	A real estate investment trust;

(H)	A regulated investment company as defined in section 851 or any entity registered at all times during the tax year under the Investment Company Act of 1940;

(I)	A common trust fund as defined in section 584(a);

(J)	A bank as defined in section 581;

(K)	A broker;

(L)	A trust exempt from tax under section 664 or described in section 4947(a)(1);

(M)	A tax exempt trust under a section 403(B) plan or section 457(g) plan.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter this number in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC)), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the Guidelines for Certification of Taxpayer Identification Number for further clarification of name and TIN combinations.

How to Get a TIN
If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a New Business. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you are asked to complete Substitute Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

CAUTION: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification.
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code above.

Signature Requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” includes payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HAS contributions or distributions and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The information may also be disclosed to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, requestors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a requestor. Certain penalties described below may also apply for providing false or fraudulent information.